UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
_____________________________
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Costco Wholesale Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

COSTCO WHOLESALE CORPORATION

2025 Annual Meeting
Vote by January 22, 2025 11:59 PM ET. For shares held in the Costco 401(k) Retirement Plan, vote by January 20, 2025 11:59 PM ET.

COSTCO WHOLESALE CORPORATION
999 LAKE DRIVE
ISSAQUAH, WA 98027

V59725-P20701

You invested in COSTCO WHOLESALE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on January 23, 2025.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and FAQs online OR you can receive a free paper or email copy of the materials by requesting prior to January 9, 2025. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote virtually at the meeting*

January 23, 2025
2:00 p.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/COST2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Susan L. Decker	For
1b.	Kenneth D. Denman	For
1c.	Helena B. Foulkes	For
1d.	Hamilton E. James	For
1e.	Sally Jewell	For
1f.	Jeffrey S. Raikes	For
1g.	John W. Stanton	For
1h.	Ron M. Vachris	For
1i.	Maggie Wilderotter	For
2.	Ratification of selection of independent auditors.	For
3.	Approval, on an advisory basis, of executive compensation.	For
4.	Shareholder proposal requesting report on the risks of maintaining DEI efforts.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings."

V59726-P20701